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Exhibit 10.1

INDEPENDENT AUDITORS' CONSENT

The Board of Directors
BakBone Software Incorporated:

    We consent to the inclusion of our report dated June 22, 2001, with respect to the consolidated balance sheets of BakBone Software Incorporated as of March 31, 2001 and April 30, 2000, and the related consolidated statements of operations and accumulated deficit and cash flows for the eleven months ended March 31, 2001 and the year ended April 30, 2000, which report appears in the registration statement on Form 20-F of BakBone Software Incorporated.

/s/ KPMG LLP

San Diego, California November 15, 2001

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  Exhibit 10.1
INDEPENDENT AUDITORS' CONSENT